                                                                    EXHIBIT 10.2


                        FORM OF SUBSIDIARIES' GUARANTEE


     SUBSIDIARIES' GUARANTEE, dated as of March 13, 2000, made by each of the corporations that are signatories hereto (the "Guarantors"), in favor of THE
                                               ----------
CHASE MANHATTAN BANK, as agent (in such capacity, the "Administrative Agent")
                                                       --------------------
for the lenders (the "Lenders") parties to the Credit Agreement, dated as of
                      -------
December 15, 1997 as amended and restated through March 8, 2000, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Hanover Compressor Company, a Delaware corporation (the "Borrower"), the
                                                               --------
Lenders and the Administrative Agent.


                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement;

     WHEREAS, each Guarantor is a Qualified Subsidiary of the Borrower;

     WHEREAS, the proceeds of the Loans will be used in part to enable the Borrower to make valuable transfers (as determined as provided herein) to some of the Guarantors in connection with the operation of their respective businesses;

     WHEREAS, it is a condition precedent to the obligation of the Lenders to amend and restate the Credit Agreement and to make their respective Loans to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to amend and restate the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower under the Credit Agreement, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:


     1    Defined Terms. (a) Unless otherwise defined herein, terms defined in
          -------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.


     (a)  As used herein, "Obligations" means the collective reference to the
                           -----------
unpaid principal of and interest on any outstanding Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2    Guarantee (a) Subject to the provisions of paragraph 2(b), each of the
          ---------
Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (a) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (b) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

     (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

     (d) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

     3    Right of Contribution. Each Guarantor hereby agrees that to the extent
          ---------------------
that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     4    Right of Set-off. Upon the occurrence of any Event of Default, each
          ----------------
Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Letter of Credit or any Loan Document, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender, provided that the failure to
                                                 --------
give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     5    No Subrogation. Notwithstanding any payment or payments made by any of
          --------------
the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative

Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     6    Amendments, etc. with respect to the Obligations; Waiver of Rights.
          ------------------------------------------------------------------
Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     7    Guarantee Absolute and Unconditional. Each Guarantor waives any and
          ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the

Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

     8    Reinstatement. This Guarantee shall continue to be effective, or be
          -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9    Payments. Each Guarantor hereby guarantees that payments hereunder
          --------
will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

     10   Representations and Warranties. Each Guarantor hereby represents and
          ------------------------------
warrants that:

     (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

     (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

     (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

     (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

     (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

     (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby, which would reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of such Guarantor.

     11   Authority of Administrative Agent. Each Guarantor acknowledges that
          ---------------------------------
the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     12   Notices. All notices, requests and demands to or upon the
          -------
Administrative Agent, any Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand or if by overnight courier service, when received or if given by mail, when deposited in the mails by certified mail, return receipt requested, or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     (a) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement; and

     (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

     The Administrative Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     13   Counterparts. This Guarantee may be executed by one or more of the
          ------------
Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Administrative Agent.

     14   Severability. Any provision of this Guarantee which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15   Integration. This Guarantee represents the agreement of each Guarantor
          -----------
with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

     16   Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the
          -----------------------------------------------------
terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be
                          --------
waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

     (a) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 16.(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (b) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     17   Section Headings. The section headings used in this Guarantee are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     18   Successors and Assigns. This Guarantee shall be binding upon the
          ----------------------
successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

     19   Governing Law. This Guarantee shall be governed by, and construed and
          -------------
interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        HANOVER GENERAL HOLDINGS, INC.



                                        By: _________________________________

                                        Name:

                                        Title:

HANOVER COMPRESSOR LIMITED HOLDINGS, LLC

by Hanover General Holdings, Inc.,
as sole member


By: _____________________________
    Name:
    Title:

                                        HANOVER MAINTECH LIMITED PARTNERSHIP

                                        by Hanover General Holdings, Inc.,
                                        as general partner



                                        By:  _____________________________
                                             Name:
                                             Title:

                                        HANOVER/SMITH LIMITED PARTNERSHIP

                                        by Hanover General Holdings, Inc.,
                                        as general partner


                                        By:  _____________________________
                                             Name:
                                             Title:

                                        HANOVER LAND LIMITED PARTNERSHIP

                                        by Hanover General Holdings, Inc.,
                                        general partner


                                        By:  _____________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT C
                                                                       ---------


                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

          Reference is made to the Amended and Restated Credit Agreement, dated as of March 13, 2000 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hanover Compressor Company, a
                        ----------------
Delaware corporation ("Holdings"), Hanover Compression Inc., a Delaware
                       --------
corporation ("HCC"), the several lenders and other financial institutions from
              ---
time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, a New
                                   -------
York banking corporation, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms
               --------------------
defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          The Assignor identified on Schedule l hereto (the "Assignor") and the
                                                             --------
Assignee identified on Schedule l hereto (the "Assignee") agree as follows:
                                               --------

          1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under
      -----------------
the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal
------------------                      -------------------
amount for each Assigned Facility as set forth on Schedule 1 hereto.

          2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of HCC, any of its Subsidiaries or any other obligor or the performance or observance by HCC, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

          3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit

Agreement, together with copies of the financial statements delivered pursuant to subsection 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 3.12(b) of the Credit Agreement.

          4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective
                                                                  ---------
Date").  Following the execution of this Assignment and Acceptance, it will be
----
delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

          5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

          6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor: _______________________

Name of Assignee: _______________________

Effective Date of Assignment: _________________


  ____________________  __________________   __________________________________

   Credit               Principal            Commitment Percentage Assigned/1/
   Facility Assigned    Amount Assigned

                          $_______                     __._______%

________________________________________     __________________________________

  [Name of Assignee]                       [Name of Assignor]



  By:                                      By:
     Title:                                  Title:
     ___________________________________     __________________________________


  Accepted:                                Consented To:

 THE CHASE MANHATTAN BANK, as              HANOVER COMPRESSOR COMPANY
 Administrative Agent

 By:                                       By:
   Title:                                    Title:

________________

/1/  Calculate the Commitment Percentage that is assigned to at least 15 decimal
 - places and show as a percentage of the aggregate commitments of all Lenders.

                                                                       EXHIBIT D
                                                                       ---------

                           FORM OF HOLDINGS GUARANTEE

     HOLDINGS GUARANTEE, dated as of December 9, 1999, made by HANOVER COMPRESSOR COMPANY (the "Guarantor"), in favor of THE CHASE MANHATTAN BANK, as
                         ---------
agent (in such capacity, the "Administrative Agent") for the lenders (the
                              --------------------
"Lenders") parties to the Credit Agreement, dated as of December 15, 1997, (as
--------
amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Guarantor, Hanover Compression Inc. (formerly known as
---------
Hanover Compressor Company), a Delaware corporation (the "Borrower"), the
                                                          --------
Lenders and the Administrative Agent.


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement;

     WHEREAS, upon the effectiveness of the TIDES Amendment, the Guarantor, a newly formed subsidiary of the Borrower, will become the parent company of the Borrower;

     WHEREAS, it is a condition precedent to the obligation of the Lenders to continue to make their respective Loans to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower under the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1.   Defined Terms. (a) Unless otherwise defined herein, terms defined
          -------------
in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (a)  As used herein, "Obligations" means the collective reference to the
                           -----------
unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower to the Administrative Agent or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.   Guarantee. (a) Subject to the provisions of paragraph 2(b), the
          ---------
Guarantor hereby, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (a) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

     (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

     (d) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

     3.   Right of Set-off. Upon the occurrence of any Event of Default, the
          ----------------
Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Letter of Credit or any Loan Document, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender, provided that the failure to give such
                                         --------
notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     4.   No Subrogation.  Notwithstanding any payment or payments made by the
          --------------
Guarantor hereunder or any set-off or application of funds of the Guarantor by any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     5.   Amendments, etc. with respect to the Obligations; Waiver of Rights.
          ------------------------------------------------------------------
The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the

Administrative Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or the Guarantor or guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or the Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6.   Guarantee Absolute and Unconditional. The Guarantor waives any and
          ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

     7.   Reinstatement. This Guarantee shall continue to be effective, or be
          -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8.   Payments. The Guarantor hereby guarantees that payments hereunder
          --------
will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

     9.   Representations and Warranties. The Guarantor hereby represents and
          ------------------------------
warrants that:

     (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

     (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

     (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

     (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

     (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

     (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby, which would reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of such Guarantor.

     10.  Authority of Administrative Agent. The Guarantor acknowledges that
          ---------------------------------
the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     11.  Notices. All notices, requests and demands to or upon the
          -------
Administrative Agent, any Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand or if by overnight courier service, when received or if given by mail, when deposited in the mails by certified mail, return receipt requested, or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     (a) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement; and

     (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

     The Administrative Agent, each Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     12.  Counterparts. This Guarantee may be executed by the Guarantor on any
          ------------
number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by the Guarantor shall be lodged with the Administrative Agent.

     13.  Severability. Any provision of this Guarantee which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.  Integration. This Guarantee represents the agreement of the Guarantor
          -----------
with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

     15.  Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of
          -----------------------------------------------------
the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this Guarantee may
                              --------
be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

     (a) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (b) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     16.  Section Headings. The section headings used in this Guarantee are
          ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17.  Successors and Assigns. This Guarantee shall be binding upon the
          ----------------------
successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

     18.  Governing Law. This Guarantee shall be governed by, and construed
          -------------
and interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                      HANOVER COMPRESSOR COMPANY



                                      By:___________________________
                                         Name:
                                         Title:


                                      Address for Notices:
                                      12001 North Houston Rosslyn
                                      Suite 350
                                      Houston, Texas 77086
                                      Attn: Chief Financial Officer
                                      Fax: 281-447-8781